Exhibit 32.2
Health Grades, Inc.
Certification by the Chief Financial Officer
Pursuant to Rule 15d-14(b) Under the Securities Exchange Act of 1934
          I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:
          (1) The Company’s periodic report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company, for the period covered by the Form 10-Q.
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/s/ Allen Dodge Allen Dodge Executive Vice President – Chief Financial Officer
Date: November 14, 2006

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